MEDWORTH ACQUISITION CORP.
(A Company in the Development Stage)

INDEX TO FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm	F-2

Balance Sheet	F-3

Notes to the Balance Sheet	F-4

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
of MedWorth Acquisition Corp.

We have audited the accompanying balance sheet of MedWorth Acquisition Corp. (a company in the development stage) (the “Company”) as of July 2, 2013. The balance sheet is the responsibility of the Company’s management. Our responsibility is to express an opinion on the balance sheet based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of MedWorth Acquisition Corp. (a company in the development stage), as of July 2, 2013, in conformity with United States generally accepted accounting principles.

/s/ Marcum LLP

Marcum LLP
New York, NY
July 9, 2013

MEDWORTH ACQUISITION CORP.
(A Company in the Development Stage)

Balance Sheet
July 2, 2013

Assets

Current Assets
Cash and cash equivalents	$408,970
Prepaid expenses	68,585
Total Current Assets	477,555
Cash and cash equivalents held in trust account	55,176,000
Prepaid expenses	23,543

Total Assets	$55,677,098

Liabilities and Stockholders' Equity

Liabilities:
Current Liabilities – Accrued Offering Costs	$59,439
Total Liabilities	59,439

Commitments and contingencies

Common stock subject to conversion, 6,054,744 shares at conversion value (note 1)	50,617,658
Stockholders’ Equity:
Preferred stock, $.0001 par value; 5,000,000 shares authorized; none issued and outstanding	-
Common stock, $.0001 par value; 100,000,000 shares authorized; 3,077,006 shares issued and outstanding
(excluding 6,054,744 shares subject to conversion)(1)	308
Additional paid-in capital	5,004,140
Accumulated Deficit	(4,447)
Total Stockholders' Equity	5,000,001
Total Liabilities and Stockholders' Equity	$55,677,098

(1) This number includes an aggregate of 247,500 shares that were subject to forfeiture if the over-allotment option was not exercised by the underwriters. Such shares are no longer subject to forfeiture as the underwriters subsequently exercised the option in full (see Note 6 – Subsequent Events).

The accompanying notes are an integral part of the balance sheet.

MEDWORTH ACQUISITION CORP.
(A Company in the Development Stage)

NOTES TO THE BALANCE SHEET

Note 1 — Organization, Plan of Business Operations

MedWorth Acquisition Corp. (A company in the development stage) (the “Company”) was incorporated in Delaware on January 22, 2013 as a blank check company whose objective is to acquire, through a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination, one or more businesses or entities (a “Business Combination”). The Company expects to focus its search for a target business(es) for its initial Business Combination in the healthcare sector, with specific focus on specialty pharmacy, infusion pharmacy, and/or drug distribution industries based in the United States, although the Company does not intend to limit its search to a particular geographic region and the Company may pursue opportunities in other business sectors or industries.

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”) and pursuant to the accounting and disclosure rules and regulations of the U.S. Securities and Exchange Commission (the “SEC”).

At July 2, 2013, the Company had not yet commenced any operations. All activity through July 2, 2013 relates to the Company’s formation and the public offering described below.

The Company is considered to be a development stage company and, as such, the Company’s financial statements are prepared in accordance with the Accounting Standards Codification (“ASC”) topic 915 “Development Stage Entities.” The Company is subject to all of the risks associated with development stage companies.

The registration statement for the Company’s initial public offering (“Public Offering”) was declared effective on June 26, 2013. On June 27, 2013, the Company filed a new registration statement to increase the size of the offering by 10% (from 6,000,000 shares to 6,600,000 shares – “Public Shares”) pursuant to Rule 462(b) under the Securities Act of 1933, as amended. On July 2, 2013, the Company consummated the Public Offering generating proceeds, net of underwriters’ discount, of 50,952,000. The Company simultaneously raised $5,074,000 through the issuance of 634,250 shares of common stock (“Sponsor Shares”) to certain of the Company’s initial stockholders (Collectively, the “Sponsors”) in a private placement (“Private Placement”) (See Note 3 – Public Offering and Private Placement).

On July 3, 2013, the underwriters exercised their over-allotment option in full and on July 8, 2013, the Company received proceeds, net of underwriters’ discount, of $7,642,800 (See Note 6 - Subsequent Events).

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Public Offering and the Sponsors’ Shares, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. There is no assurance that the Company will be able to effect a Business Combination successfully. Upon the closing of the Public Offering, 55,176,000 ($8.36 per Public Share, including the proceeds of the private placement of the Sponsors’ Shares)was placed in a trust account (“Trust Account”) maintained by Continental Stock Transfer and Trust Company as trustee, and will be invested in United States Treasury securities having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940, as amended, that invest solely in U.S. treasuries, until the earlier of the consummation of its first Business Combination and the Company’s failure to consummate a Business Combination within the prescribed time. Placing funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors, service providers, prospective target businesses or other entities it engages, execute agreements with the Company waiving any claim of any kind in or to any monies held in the Trust Account, there is no guarantee that such persons will execute such agreements.

MEDWORTH ACQUISITION CORP.
(A Company in the Development Stage)

NOTES TO THE BALANCE SHEET

Note 1 — Organization, Plan of Business Operations – (continued)

The Company’s officers will agree that they will be jointly and severally liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors or other entities that are owed money by the Company for services rendered, contracted for or products sold to the Company. However, they may not be able to satisfy those obligations should they arise. The remaining net proceeds (proceeds not held in the Trust Account) may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Interest income on the funds held in the Trust Account can be released to the Company to pay its income and other tax obligations and (2) interest income on the funds held in the Trust Account can be released to the Company to pay for its working capital requirements in connection with searching for a Business Combination.

The Company shares are listed on the NASDAQ Capital Markets (“NASDAQ”). Pursuant to the NASDAQ listing rules, the target business or businesses that the Company acquires must collectively have a fair market value equal to at least 80% of the balance of the funds in the trust account (net of taxes payable) at the time of the execution of a definitive agreement for its initial Business Combination, although the Company may acquire a target business whose fair market value significantly exceeds 80% of the trust account balance.

The Company will seek stockholder approval of any Business Combination at a meeting called for such purpose at which stockholders may seek to convert their Shares into their pro rata share of the aggregate amount then on deposit in the Trust Account (net of taxes payable). The Company will proceed with a Business Combination only if it has net tangible assets of at least $5,000,001 upon consummation of the Business Combination and a majority of the outstanding Shares of the Company voted are voted in favor of the Business Combination. Notwithstanding the foregoing, a Public Stockholder (as defined herein), together with any affiliate of his or any other person with whom he is acting in concert or as a “group” (as defined in Section 13(d) (3) of the Securities Exchange Act of 1934, as amended) will be restricted from seeking conversion rights with respect to 25% or more of the Public Shares without the Company’s prior written consent. In order to determine whether a stockholder is acting in concert or as a group with another stockholder, each Public Stockholder seeking to exercise conversion rights will be required to certify whether such stockholder is acting in concert or as a group with any other stockholder. These certifications, together with any other information relating to stock ownership available at that time, will be the sole basis on which the above-referenced determination is made. If it is determined that a stockholder is acting in concert or as a group with any other stockholder, the stockholder will be notified of the determination and will be offered an opportunity to dispute the finding. The final determination as to whether a stockholder is acting in concert or as a group with any other stockholder will ultimately be made in good faith by the Company’s board of directors. In connection with any stockholder vote required to approve any Business Combination, the Sponsors will agree (1) to vote any of their respective Founders Shares (as discussed in Note 5), Sponsors Shares and any Public Shares they may acquire in the proposed public offering or the aftermarket in favor of the initial Business Combination, and (2) not to convert any of their respective Founders Shares and Sponsors Shares into cash held in the trust account.

The Company’s amended and restated Certificate of Incorporation amended and restated provides that the Company will continue in existence only until December 26, 2014. If the Company is unable to consummate its initial Business Combination by such date, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding public shares held by the public stockholders of the Company’ (“Public Stockholders”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including any interest not previously released to us or otherwise reserved for payment of expenses incurred in connection with seeking a Business Combination or income taxes payable with respect to interest earned on the trust account, divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and its board of directors dissolve and liquidate, subject (in the case of (ii) and (iii) above) to the Company’s obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. In such event, the Public Stockholders will be entitled to receive a full pro rata interest in the Trust Account ($8.36 per share including the shares issued pursuant to the exercise of the underwriters’ overallotment option), plus any pro rata interest earned on the Trust Fund not previously released to the Company).

MEDWORTH ACQUISITION CORP.
(A Company in the Development Stage)

NOTES TO THE BALANCE SHEET

Note 2 — Significant Accounting Policies

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in financial institutions, which at times, may exceed the Federal depositary insurance coverage of $250,000. At July 2, 2013, the Company had not experienced losses on these accounts and management believes the Company was not exposed to significant risks on such accounts.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

Shares Subject to Possible Conversion

The Company accounts for its shares subject to possible conversion in accordance with the guidance in ASC 480 “Distinguishing Liabilities from Equity”. Shares subject to mandatory redemption (if any) are classified as liability instruments and are measured at fair value. Conditionally redeemable common shares (including shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) are classified as temporary equity. At all other times, shares are classified as shareholders’ equity. The Company’s shares feature certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, at July 2, 2013, the shares subject to possible redemption are presented as temporary equity, outside the shareholders’ equity section of the Company’s balance sheet.

Income Taxes

The Company accounts for income taxes under ASC Topic 740 “Income Taxes” (“ASC 740”). ASC 740 requires the recognition of deferred tax assets and liabilities for both the expected impact of differences between the financial statement and tax basis of assets and liabilities and for the expected future tax benefit to be derived from tax loss and tax credit carry forwards. ASC 740 additionally requires a valuation allowance to be established when it is more likely than not that all or a portion of deferred tax assets will not be realized.

ASC 740 also clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements and prescribes a recognition threshold and measurement process for financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. ASC 740 also provides guidance on derecognition, classification, interest and penalties, accounting in interim period, disclosure and transition. The Company is required to file income tax returns in the United States (federal) and in various state and local jurisdictions. Based on the Company’s evaluation, it has been concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements. The Company believes that its income tax positions and deductions would be sustained on audit and does not anticipate any adjustments that would result in a material changes to its financial position.

The Company’s policy for recording interest and penalties associated with audits is to record such expense as a component of income tax expense. Management is currently unaware of any issues under review that could result in significant payments, accruals or material deviations from its position.

MEDWORTH ACQUISITION CORP.
(A Company in the Development Stage)

NOTES TO THE BALANCE SHEET

Note 2 — Significant Accounting Policies  – (continued)

Recent Accounting Pronouncements

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Note 3 — Public Offering and Private Placement

On July 2, 2013, the Company consummated the Public Offering of 6,600,000 shares (the “Public Shares”) of common stock, $.0001 par value per share (“Common Stock”). The Public Shares were sold at an offering price of $8.00 per share, generating gross proceeds of $52,800,000.

Simultaneously with the consummation of the Public Offering, the Company consummated the private placement to certain of its initial stockholders (“Private Placement”) of 634,250 shares of Common Stock (“Sponsors’ Shares”) at a price of $8.00 per share, generating total gross proceeds of $5,074,000. The Sponsors’ Shares are identical to the Public Shares. The purchasers have agreed not to transfer, assign or sell any of the Sponsors’ Shares (except to certain permitted transferees) until 30 days after the completion of the Company’s initial Business Combination.

In connection with the Public Offering, the Company granted the underwriters a 45-day option to purchase up to an additional 990,000 Public Shares to cover over-allotments. On July 3, 2013, the underwriters elected to exercise the over-allotment option in full (See Note 6 – Subsequent Events).

Note 4 — Commitments and Contingencies

The Company accounted for the fair value of the Option, inclusive of the receipt of $100 cash payment, as an expense of the Public Offering resulting in a charge directly to stockholders’ equity. The Company estimates that the fair value of this Option is approximately $1,739,000 (or $2.64 per share) using a Black-Scholes option-pricing model. The fair value of the Option granted to EBC was estimated as of June 26, 2013 using the following assumptions: (1) expected volatility of 35%, (2) risk-free interest rate of 1.42% and (3) expected life of five years. The Option may be exercised for cash or on a “cashless” basis, at the holder’s option such that the holder may use the appreciated value of the Option (the difference between the exercise price of the shares underlying the Option and the market price of the underlying shares of common stock) to exercise the Option without the payment of any cash. The holder of the Option will be entitled to certain demand and piggyback registration rights. The Company will have no obligation to net cash settle the exercise of the Option. The holder of the Option will not be entitled to exercise the Option unless a registration statement covering the shares underlying the Option is effective or Option will expire worthless.

In connection with the Public Offering, the Company entered into an agreement with EBC whereby in the event the Company completes its initial Business Combination within the prescribed time, the Company will also pay EBC a non-exclusive investment banking fee of $1,848,000 for advisory services in connection with such Business Combination.

One of the Company’s Sponsors also agreed that if the over-allotment option is exercised by the underwriters, he will purchase from the Company at a price of $8.00 per share the number of shares of common stock (up to a maximum of 79,200 shares of common stock) that is necessary to maintain in the Trust Account an amount equal to $8.36 per share sold to the public in the Public Offering. These shares will be purchased in a private placement that will occur simultaneously with the purchase of shares resulting from the exercise of the over-allotment option. All of the proceeds received from the Sponsors’ Shares purchases will be placed in the Trust Account. The Sponsors’ Shares are identical to the shares to the Public Shares. On July 3, 2013, EBC exercised the overallotment option and the aforementioned private placement was consummated on July 8, 2013. (See Note 6 - Subsequent Events)

The Sponsors are entitled to registration rights with respect to their Founders Shares and the Sponsors’ Shares, and the Sponsors and the Company’s officers and directors are entitled to registration rights with respect to any shares they may be issued in payment of working capital loans made to the Company, pursuant to an agreement executed in connection with the Public Offering.

MEDWORTH ACQUISITION CORP.
(A Company in the Development Stage)

NOTES TO THE BALANCE SHEET

Note 4 — Commitments and Contingencies – (continued)

The holders of the majority of the Founders’ Shares are entitled to demand that the Company register 50% of these shares at any time commencing three months prior to the six-month and one-year anniversaries, respectively, of the consummation of a Business Combination. In addition, in the event that the holders of Founders’ Shares or Sponsors’ Shares make working capital loans to the Company, and such holders, in their sole discretion, elect to have common shares of the Company issued to repay such working capital loans, then such holders are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the Founders, Sponsors and the holders of shares issued in payment of working capital loans made to the Company have certain “piggyback” registration rights on registration statements filed after the Company’s consummation of its initial Business Combination.

Note 5 — Stockholder Equity

Preferred Stock

The Company is authorized to issue 5,000,000 shares of preferred stock with a par value of $0.0001 per share with such designation, rights and preferences as may be determined from time to time by the Company’s board of directors. As of July 2, 2013, there are no shares of preferred stock issued or outstanding.

Common Stock

The Company is authorized to issue 100,000,000 shares of common stock with a par value of $0.0001 per share.

In connection with the organization of the Company, on February 26, 2013, a total of 1,725,000 shares (“Founders’ Shares”) of the Company’s common stock were sold to the Sponsors at a price of approximately $0.015 per share for an aggregate of $25,000.

Effective June 26, 2013, the Company’s Board of Directors authorized a stock dividend of 0.1 shares for each outstanding share of common stock. On June 26, 2013 and June 27, 2013, the Founders’ Shares were placed in escrow in a trust account maintained in New York, New York by Continental Stock Transfer & Trust Company, acting as trustee. Subject to certain limited exceptions, 50% of the Founders’ Shares will be released from escrow six (6) months after the closing of the initial Business Combination, and the remaining 50% of the Founders’ shares will be released from escrow one (1) year after the closing of the initial Business Combination.

In connection with the Public Offering, the Company issued a share purchase option (“Option”), for $100, to EarlyBirdCapital, Inc. or its designees (“EBC”) to purchase 660,000 common shares at an exercise price of $8.00 per share. The Option is exercisable commencing on the later to occur of the consummation of the Company’s initial Business Combination or June 25, 2014, and expires on June 25, 2018. The shares issuable upon exercise of this Option are identical to the Public Shares.

The Founders’ shares include an aggregate of 247,500 shares whichwere subject to forfeiture if the over-allotment option was not exercised by the underwriters such that the Founders will own 20% of the outstanding shares of the Company, excluding the Sponsors’ shares after the consummation of the Public Offering. As a result of EBC’s exercising in full of the overallotment option, such shares are no longer subject to forfeiture (See Note 6 - Subsequent Events).

Note 6 — Subsequent Events

The Company evaluates events that have occurred after the balance sheet date but before the financial statements are issued. On July 3, 2013, EBC exercised in full its overallotment option and on July 8, 2013 purchased an additional 990,000 Public Shares subject to such overallotment option. These Public Shares were sold at an offering price of $8.00 per share, generating proceeds, net of underwriters’ discount, of $7,642,800. Simultaneously with the closing of the sale of the Public Shares pursuant to the over-allotment option, the Company raised via private placement an additional $633,600 through the sale of an additional 79,200 Sponsors’ Shares to maintain in the Trust Account an amount equal to $8.36 per Public Share sold. The Company deposited all of the net proceeds of these sales, or $8,276,400 in the Trust Account. As of July 8, 2013, the Company holds a total of $63,452,400 in the Trust Account. Based on the evaluation, the Company did not identify any other recognized or non-recognized subsequent events that would have required adjustment or disclosure in the financial statements.